                                                                    EXHIBIT 10.5


                  INTERNATIONAL WIRELESS COMMUNICATIONS, INC.

                           STOCK PURCHASE AGREEMENT


                               December 15, 1995

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1. Purchase and Sale of Shares.................................................2
     1.1 Shares................................................................2
     1.2 Closing...............................................................2

2. Representations and Warranties of the Company...............................2
     2.1 Organization, Good Standing, and Qualification........................2
     2.2 Authorization.........................................................2
     2.3 Valid Issuance of Shares..............................................2

3. Representations and Warranties of the Purchaser.............................4
     3.1 Ownership of Interest.................................................4
     3.2 Authorization.........................................................4
     3.3 Assets; Liabilities...................................................4
     3.3 Purchase Entirely for Own Account.....................................4
     3.4 Disclosure of Information.............................................4
     3.5 Investment Experience.................................................4
     3.7 Accredited Investor...................................................6
     3.7 Restricted Shares.....................................................6
     3.8 Further Limitations on Disposition....................................6
     3.9 Legends...............................................................6
     3.10 CTP Dilution.........................................................7

4. California Commissioner of Corporations.....................................7
     4.1 Corporate Securities Law..............................................7

5. Conditions of Purchaser's Obligations at Closing............................7
     5.1 Representations and Warranties........................................7
     5.2 Performance...........................................................7

6. Conditions of the Company's Obligations at Closing..........................7
     6.1 Representations and Warranties........................................7
     6.2 Assignment............................................................8

7. Remedy; Liability...........................................................8

8. Miscellaneous..............................................................8
     8.1 Release of Escrow Shares.............................................8
     8.2 Indemnification; Escrow Agent........................................8
     8.3 Successors and Assigns...............................................8
     8.4 Governing Law........................................................9
     8.5 Counterparts.........................................................9
     8.6 Titles and Subtitles.................................................9
     8.7 Notices..............................................................9
     8.8 Finder's Fee........................................................10
     8.9 Expenses............................................................10
     8.10 Entire Agreement; Amendments and thereby Waivers...................10
     8.11 Severability.......................................................10

ATTACHMENT     FORM OF ASSIGNMENT

                           STOCK PURCHASE AGREEMENT


          THIS STOCK PURCHASE AGREEMENT is made as of the 18th day of December, 1995, by and among International Wireless Communications, Inc., a Delaware corporation (the "Company"), and John D. Lockton and Hugh B.L. McClung (individually, a "Purchaser;" collectively, the "Purchasers").

          WHEREAS, the Purchasers are general partners of CTP, a California partnership ("CTP");

          WHEREAS, the Purchasers and Nezam Tooloee (collectively, the "CTP Parties") entered into the CTP Agreement dated January 7, 1994 (the "CTP Agreement") with the Company;

          WHEREAS, the CTP Agreement contemplated that CTP would incorporate and the Company would issue 5,668 shares of its Common Stock (the "Common Stock") in exchange for an effective 63% equity interest in such corporation, after giving effect to the issuance of equity, or the grant of options to acquire equity, representing 10% of such corporation's outstanding equity;

          WHEREAS, after entering into the CTP Agreement, the Company's Board of Directors approved issuing up to 6,298 shares of Common Stock in exchange for an effective 70% equity interest in such corporation, without dilution for the issuance of equity, or the grant of options to acquire equity, of such corporation;

          WHEREAS, after entering into the CTP Agreement, Mr. Tooloee voluntarily terminated his services to CTP;

          WHEREAS, the Purchasers believe that, upon such termination, Mr. Tooloee forfeited any rights he may have had to receive shares of Common Stock issuable pursuant to the CTP Agreement;

          WHEREAS, the Company is prepared to issue to Purchasers the shares of Common Stock that Purchasers are entitled to receive pursuant to the CTP Agreement and pursuant to the subsequent approval of its Board of Directors to issue additional Common Stock to acquire an effective 70% interest in such corporation;

          WHEREAS, the Company is also prepared to issue to a third party to be held in an escrow for the benefit of the CTP Parties the shares of Common Stock that Mr. Tooloee might have been eligible to receive had he continued service to CTP;

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.    Purchase and Sale of Shares.
                ---------------------------

          1.1   Shares. In exchange for the transfer by each Purchaser of its
                ------
entire right, title and interest in and to CTP, including its rights as a general partner of CTP (collectively, an "Interest"), the Company shall issue and sell to such Purchaser 2,582 shares of Common Stock. In addition, upon the transfer by both Purchasers of their Interests, the Company shall issue and transfer to the Secretary of the Company (the "Escrow Agent") to hold in escrow (the "Escrow") for the benefit of the CTP Parties 1,134 shares of Common Stock (the "Escrow Shares;" together with the shares of Common Stock referred to in the first sentence of this Section 1.1, the "Shares").

          1.2   Closing. The closing (the "Closing") of the purchase of Common
                -------
Stock in exchange for the Interests shall take place at the offices of Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York, at 10:00 A.M., on December 18, 1995, or at such other time and place as the Company and the Purchasers agree upon orally or in writing. At the Closing, the Company shall deliver the Shares to Purchaser in exchange for the transfer by Purchaser of the Interest to the Company.

          2.    Representations and Warranties of the Company. In connection
                ---------------------------------------------
with the transactions provided for herein, the Company hereby represents and warrants to each Purchaser that:

          2.1   Organization, Good Standing, and Qualification. The Company is a
                ----------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2   Authorization. All corporate action on the part of the Company,
                -------------
its officers, directors, and stockholders necessary for the authorization, execution, and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), and delivery of the Shares has been taken or will be taken prior to the Closing.

          2.3   Valid Issuance of Shares.  The Shares, when issued, sold, and
                ------------------------
delivered at the Closing in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable and, based in part upon the representations of Purchasers in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

          3.   Representations and Warranties of Purchasers. In connection with
               --------------------------------------------
the transactions provided for herein, each Purchaser hereby represents and warrants to the Company that:

          3.1  Ownership of Interest. Such Purchaser has good and marketable
               ---------------------
title to at least a 28% general partnership interest in CTP, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever, with full right to deliver the same to the Company (or any subsidiary thereof).

          3.2  Authorization. Purchaser has all necessary power and authority
               -------------
and has taken all necessary actions to enter into this Agreement, and this Agreement constitutes a valid and binding obligation of the Purchaser, enforceable against Purchaser in accordance with its terms.

          3.3  Assets; Liabilities. At the time of the CTP Agreement, the
               -------------------
primary assets of CTP were (i) membership in the National PCS Consortium ("Consortium"), (ii) a potential pioneer's preference relating to the grant of a U.S. PCS license, (iii) an interest in a patent issued by the U.S. Patent and Trademark Office (No.5,448,754) relating to certain frequency sharing technology for PCS wireless communication and (iv) knowledge and expertise relating to PCS. Since then, (i) the Consortium has ceased to exist, (ii) CTP was not awarded a pioneer preference and (ii) CTP has granted the Company an interim license to its PCS frequency sharing technology to allow the Company to enter into an interim development agreement with a third party to conduct a preliminary study regarding the feasibility of commercializing this technology. As of the date hereof, to the best knowledge of such Purchaser, CTP has no liabilities, direct or contingent, required to be disclosed on CTP's financial statements in accordance with generally accepted accounting principles.

          3.4  Purchase Entirely for Own Account. Such Purchaser acknowledges
               ---------------------------------
that this Agreement is made with such Purchaser in reliance upon such Purchaser's representation to the Company that the Shares will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

          3.5  Disclosure of Information. Such Purchaser acknowledges that it
               -------------------------
has received all the information it considers necessary or appropriate for deciding whether to acquire the Shares. Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.

          3.6  Investment Experience. Such Purchaser is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

          3.7   Accredited Investor.  Such Purchaser is an "accredited investor"
                -------------------
within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

          3.8   Restricted Shares. Such Purchaser understands that the Shares
                -----------------
are characterized as "restricted shares" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed and by the Act.

          3.9 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

                (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                (b) (i) Such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in extraordinary circumstances.

          3.10  Legends. It is understood that the Shares may bear one or all of
                -------
the following legends:

                (a) "These shares have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged, hypothecated, or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that registration is not required under such Act or unless sold pursuant to Rule 144 under such Act."

                (b) Any legend required by the laws of the State of California or other states, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

          3.11  CTP Dilution. The Interest acquired by the Company pursuant to
                ------------
this Agreement shall not be subject to dilution for any issuance of equity or grant of options or the rights to acquire equity in CTP, including any grant by CTP to its management of options to acquire 10% of CTP's outstanding equity.

          4.    California Commissioner of Corporations.
                ---------------------------------------

          4.1   Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE
                ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          5.    Conditions of Purchasers' Obligations at Closing. The
                ------------------------------------------------
obligations of each Purchaser under this Agreement is subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against such Purchaser unless such Purchaser consents in writing thereto :

          5.1   Representations and Warranties. The representations and
                ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          5.2   Performance. The Company shall have performed and complied with
                -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          6.    Conditions of the Company's Obligations at Closing. The
                --------------------------------------------------
obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by such Purchaser:

          6.1   Representations and Warranties. The representations and
                ------------------------------
warranties of such Purchaser contained in Section 3 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2   Assignment. The Company shall have received the Purchaser a duly
                ----------
executed and delivered assignment in substantially the form attached hereto transferring to the Company all of the Purchaser's right, title and interest in and to its Interest.

          7.    Remedy; Liability. If the Company shall fail to perform or
                -----------------
observe any of the covenants, agreements or provisions set forth or incorporated by reference in this Agreement, then and in each and every such case, the majority in interest of the Purchaser as a group may proceed to enforce performance of such obligations in such manner as it may elect and may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding for performance of such obligations, provided that any such default may be waived, and any provision of this Agreement may be modified by a written waiver or agreement executed by the Company and the majority in interest of the Purchaser. Neither Purchaser shall be liable or otherwise responsible for the representations and warranties of the other Purchaser.

          8.    Miscellaneous.
                --------------

          8.1   Release of Escrow Shares. The Escrow Agent agrees that it shall
                ------------------------
release the Escrow Shares from Escrow to any person(s) pursuant to (i) written instructions agreed to by each of the CTP Parties or their successors or assigns and (ii) any legally binding judgment, order or decree of any court, other governmental authority, arbitration board or similar legal body. If the Escrow Agent shall not have released the Escrow Shares from Escrow in accordance with the immediately preceding sentence by December 31, 1997, the Escrow Agent shall use commercially reasonable efforts to deposit the Escrow Shares with a court of competent jurisdiction for the purpose of determining the person(s) to whom the Escrow Shares shall be released.

          8.2   Indemnification; Escrow Agent. The Company and the Purchasers
                -----------------------------
shall jointly and severally indemnify and hold harmless the Escrow Agent for any liabilities and expenses he may incur (including reasonable legal expenses) for serving as escrow agent hereunder, except for liabilities and expenses caused by his reckless or intentional misconduct. Escrow Agent may resign his service as escrow agent hereunder upon 30 days advance notice to the Company and Purchasers. The Company shall use commercially reasonable efforts to obtain a successor Escrow Agent with respect to the Escrow Shares.

          8.3   Successors and Assigns. Except as otherwise provided herein, the
                ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.4   Governing Law. This Agreement shall be governed by and construed
                -------------
under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

          8.5   Counterparts. This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.6   Titles and Subtitles. The titles and subtitles used in this
                --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.7   Notices. Unless otherwise provided, any notice required or
                -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          If to the Company:

                International Wireless Communications, Inc.
                400 So. El Camino Real
                Suite 1275
                San Mateo, CA 94402
                Attention: Douglas S. Sinclair, Executive Vice President and
                           Chief Financial Officer

          With a copy to:

                Brooks Stough, Esq.
                Gunderson Dettmer Stough
                Villeneuve Franklin & Hachigian, LLP
                600 Hansen Way, Second Floor
                Palo Alto, CA 94304

          If to a Purchaser:

                John D. Lockton or Hugh B.L. McClung, as applicable c/o International Wireless Communications, Inc.
                400 So. El Camino Real
                Suite 1275

                San Mateo, CA 94402


          8.8   Finder's Fee. Each party represents that it neither is or will
                ------------
be obligated for any finders' fee or commission in connection with this transaction.

          8.9   Expenses. If any action at law or in equity is necessary to
                --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.10  Entire Agreement; Amendments and Waivers. This Agreement and the
                ----------------------------------------
other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and each Purchaser. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any shares purchased under this Agreement at the time outstanding, each future holder of all such shares, and the Company.

          8.11  Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   INTERNATIONAL WIRELESS
                                   COMMUNICATIONS, INC.


                                   By:  ________________________________________
                                        Douglas S. Sinclair
                                        Executive Vice President and Chief
                                        Financial Officer

                    Address: 400 So. El Camino Real, Suite 1275 San Mateo, CA 94402


                                   _____________________________________________
                                   John D. Lockton


                                   _____________________________________________
                                   Hugh B.L. McClung


_______________________________________________
Douglas S. Sinclair, Secretary of International
Wireless Communications, Inc.

                                  ASSIGNMENT
                                  ----------

          Terms not otherwise defined herein have the meanings given to them in the Stock Purchase Agreement dated as of December 18, 1995 between International Wireless Communications, Inc., a Delaware corporation (the "Company"), John D. Lockton and Hugh B.L. McClung.

          The undersigned Purchaser hereby assigns to CTP, Inc., a wholly owned subsidiary of the Company, all of his right, title and interest in and to CTP, including good and marketable title to at least a 28% general partnership interest in CTP. Such general partnership interest is free and clear of all liens, encumbrances, equities, security interests and claims, whatsoever.


                                   Print Name: _________________________________

                                   _____________________________________________